SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) August 14, 2003
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


       Delaware                         0-29192                14-1708544
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(State or other jurisdiction          (Commission             (I.R.S.Employer
 of incorporation)                     File Number)          Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                 33426
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(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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             3020 High Ridge Rd., Suite 100, Boynton Beach, Fl 33426
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          (Former name or former address, if changed since last report)

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Item 9.   Regulation FD Disclosure.

On August 14, 2003, Puradyn Filter Technologies Incorporated (the Company), issued a press release announcing its second quarter results.

The release discussed the Company's outlook for the second half of 2003. A copy of the press release issued by the Company on August 14, 2003, is filed as an exhibit herewith.

Exhibits:

Exhibit
  No.            Description
  ---            -----------

99.1             Press release dated August 14, 2003.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2003        PURADYN FILTER TECHNOLOGIES INCORPORATED

                                By /s/ Richard C. Ford
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                                  Richard C. Ford
                                  Chief Executive Officer